Exhibit 10.80


                           PURCHASE AND SALE AGREEMENT

                                     BETWEEN

                              BARON PRODUCTION LLC.

                                    AS SELLER

                                       AND

                                 PCEC SUB 1, LLC

                                    AS BUYER

                                   DATED AS OF

                                  JULY 28, 2014

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Purchase and Sale Agreement                  20

                             TABLE OF CONTENTS

ARTICLE I. DEFINITIONS........................................................1
Section 1.1 Certain Definitions...............................................1
Section 1.2 Other Definitions; Incorporation of Conveyance and Production
            and Marketing Agreement Definitions...............................3
Section 1.3 Rules of Construction.............................................3

ARTICLE II. TRANSACTIONS......................................................4
Section 2.1 Purchase and Sale.................................................4
Section 2.2 Tax Reporting.....................................................4

ARTICLE III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF WORKING
             INTEREST OWNER...................................................4
Section 3.1 Representations and Warranties of Working Interest Owner..........4
Section 3.2 Use of Proceeds..................................................12

ARTICLE IV. REPRESENTATIONS OF ROYALTY OWNER.................................12
Section 4.1 Representations of Royalty Owner.................................12

ARTICLE V. CONDITIONS TO CLOSING.............................................12
Section 5.1 Conditions to Obligations of Working Interest Owner..............12
Section 5.2 Conditions to Obligations of Royalty Owner.......................13

ARTICLE VI. CLOSING..........................................................14
Section 6.1 Place of Closing.................................................14
Section 6.2 Closing Documents................................................14
Section 6.3 Preclosing and Funding...........................................16

ARTICLE VII. MISCELLANEOUS...................................................16
Section 7.1 Announcements; Confidentiality; Patriot Act......................16
Section 7.2 Survival.........................................................17
Section 7.3 Expenses.........................................................17
Section 7.4 Notices..........................................................18
Section 7.5 Governing Law....................................................18
Section 7.6 Successors and Assigns...........................................18
Section 7.7 Entire Agreement; Amendments; Waivers............................19
Section 7.8 Counterparts.....................................................19
Section 7.9 WAIVER OF JURY TRIAL AND OF PUNITIVE DAMAGES.....................20
Section 7.10 CONSENT TO JURISDICTION.........................................20

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EXHIBITS AND SCHEDULES

EXHIBIT A     Certification of Non-Foreign Status
EXHIBIT B-1   Form of Legal Opinion of Stewart & Bonnett, LLP
EXHIBIT B-2   Form of Legal Opinion of Lionel Sawyer & Collins

SCHEDULE 3.1  Disclosure Schedule
SCHEDULE 6.3  Wire Instructions

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                           PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement (this "Agreement") dated as of July 28 2014, is made by and between Baron Production LLC, a Texas limited liability company ("Working Interest Owner" and a "Party"), and PCEC Sub 1, LLC, a Texas limited liability company ("Royalty Owner" and a "Party").

                              W I T N E S S E T H:

     WHEREAS, Working Interest Owner is the owner of the Subject Interests (as defined in the Conveyance referred to below); and

     WHEREAS, Working Interest Owner desires to sell and Royalty Owner desires to purchase the Production Payment (as defined in the Conveyance);

     NOW, THEREFORE, in consideration of the mutual benefits and obligations of the Parties contained herein, the Parties hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     Section 1.1 Certain Definitions. As used herein, the following terms shall have the meanings set forth below, except as otherwise expressly provided:

     "Closing" means the completion of certain of the transactions contemplated hereby as described in Section 6.4.

     "Closing Date" means the date on which the Closing is completed.

     "Closing Documents" means, collectively, the Conveyance, and any other documents or instruments executed or delivered by or on behalf of any Party at or before or in connection with the Closing.

     "Conveyance" means the Conveyance of Term Overriding Royalty Interest dated as of the date hereof made by Working Interest Owner to Royalty Owner that is executed in connection herewith.

     "Disclosure Schedule" means Schedule 3.1 to this Agreement.

     "Good and Defensible Title" means such title to the Subject Interests (properly reflected of record) that, after giving effect to the Permitted Encumbrances, (a) will enable Working Interest Owner to truthfully make the representations and warranties in Section 1.9 of the Conveyance and (b) except for the Permitted Encumbrances (i) is free and clear of any encumbrances, liens, security interests, mortgages, pledges, preferential purchase rights (other than those that have been waived), or requirements for consents to assignment (other than those that have been obtained) that would be applicable to or exercisable

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as a result of the Conveyance and the other Closing Documents,  and (ii) is free and clear of any defects that would materially affect or interfere with the operation, use, possession, ownership or value thereof.

     "Initial Engineers" means Cawley, Gillespie and Associates and Haas Petroleum Engineering Services, Inc.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "Mortgage" means the Second Lien Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement of even date herewith executed in connection herewith by Working Interest Owner for the benefit of Royalty Owner with respect to the Retained Interests and certain Related Assets.

     "Parent" means Baron Energy, Inc. a Nevada corporation.

     "Parent Guaranty Agreement" means the Guaranty Agreement of even date herewith executed in connection herewith by Working interest Owner in favor of Royalty Owner.

     "Parties" means Working Interest Owner and Royalty Owner.

     "Production and Marketing Agreement" means the Production and Marketing Agreement dated as of the date hereof between Royalty Owner and Working Interest Owner that is executed in connection herewith.

     "Production Payment" has the meaning specified in the Conveyance.

     "Projected Yield" means twenty percent (20%) per annum.

     "Purchase Price" means $6,100,000.00.

     "Related Assets" means (i) the Subject Interests and the Subject Hydrocarbons, together with all rights, titles, interests, appurtenances, benefits and privileges of Working Interest Owner attributable to each Subject Interest; (ii) all of the real, immovable, personal and mixed property of the Working Interest Owner (whether located on or off the Subject Interests) used in connection with or attributable in any manner to the exploration or development of the Subject Interests for Hydrocarbons, the operation of the Subject Interests, the treating, storing or transporting of Hydrocarbons produced from the Subject Interests, or the disposal or transporting of water and other byproducts of such production (including salt water injection wells and related facilities); (iii) all rights of the Working Interest Owner with respect to any and all contracts, agreements, instruments, governmental orders and contractual rights insofar as they cover or relate in any manner whatsoever to the Subject Interests; (iv) all rights of the Working Interest Owner with respect to any and all easements, rights-of-way, rights, permits, licenses and servitudes insofar as they are used or held in connection with the exploration, development or

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operation  of the  Subject  Interests  or  the  transportation  of  Hydrocarbons produced therefrom; (v) all proceeds of the foregoing; and (vi) all files, records, data and documentation of the Working Interest Owner pertaining or related to the Subject Interests or any of the assets described in the preceding clauses (i) through (v).

     "Ricochet PSA" means the Purchase and Sale Agreement dated as of May 29, 2014, among Ricochet Energy, Inc., the other sellers party thereto, and the Parent.

     Section 1.2 Other Definitions; Incorporation of Conveyance and Production and Marketing Agreement Definitions. Other capitalized terms defined elsewhere in this Agreement have the meanings so given them herein. Each capitalized term used herein but not defined herein has the meaning given to it in the Conveyance or (if not defined therein) in the Production and Marketing Agreement.

     Section 1.3 Rules of Construction. The headings of the articles and sections of this Agreement are for convenience of reference only and do not limit or otherwise affect any of the terms or provisions of this Agreement. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only, do not constitute part of such subdivisions, and will be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires:
"including" its grammatical variations mean "including without limitation"; "or" is not exclusive; words in the singular form will be construed to include the plural and vice versa; words in any gender include all other genders; references herein to the Conveyance, the Production and Marketing Agreement, the Mortgage, the Parent Guaranty Agreement or any other instrument or agreement refer to such instrument or agreement as it may be from time to time amended, supplemented or restated; and references herein to any Person include such Person's successors and assigns. All references in this Agreement to exhibits and schedules refer to exhibits and schedules to this Agreement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes. This Agreement and the other Closing Documents have been drafted with the joint participation of Working Interest Owner and Royalty Owner and are to be construed neither against nor in favor of either Party but rather in accordance with the fair meaning hereof.

                                  ARTICLE II.
                                 TRANSACTIONS

     Section 2.1 Purchase and Sale. Subject to and in accordance with the terms hereof, Working Interest Owner agrees to sell and convey to Royalty Owner, and Royalty Owner agrees to purchase from Working Interest Owner, the Production

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Payment for consideration  equal to the Purchase Price, and the Parties agree to execute and deliver the Closing Documents. Working Interest Owner acknowledges and agrees that the foregoing constitutes payment to Working Interest Owner of reasonably equivalent value for the Production Payment. Royalty Owner will pay the Purchase Price to Working Interest Owner at the Closing as provided in
Section 6.3.

     Section 2.2 Tax Reporting. The Parties intend for the Production Payment to be treated for federal income tax purposes (and for the purpose of any similarly calculated state income or franchise taxes, but for no other purposes) as a mortgage loan (and not a "royalty" or other "economic interest" Hydrocarbons) within the meaning of the Internal Revenue Code and the regulations and judicial authority relating thereto, and the Parties agree to report the Production Payment accordingly on all applicable tax returns. In so doing, Working Interest Owner will apply the "noncontingent bond method" of calculating principal and interest as provided in Treasury Regulation section 1.1275-4(b), using a comparable yield equal to the Projected Yield and calculating a projected payment schedule based on the Scheduled Quantities provided in the Conveyance. If the Scheduled Quantities are ever adjusted as provided in the Production and Marketing Agreement, Working Interest Owner, with the approval of Royalty Owner, will adjust the projected payment schedule to reflect such changes in the Scheduled Quantities and will appropriately reflect such adjustment to projected payments in determining the amount of the net adjustment to be taken into account under Treasury Regulation section 1.1275-4(b)(6).

                                  ARTICLE III.
              REPRESENTATIONS, WARRANTIES AND COVENANTS OF WORKING
                                 INTEREST OWNER

     Section 3.1 Representations and Warranties of Working Interest Owner. In order to induce Royalty Owner to enter into this Agreement and the Closing Documents and to consummate the transactions described herein, Working Interest Owner hereby represents and warrants to Royalty Owner, and to each beneficiary under any Mortgage, both as of the date Working Interest Owner executes this Agreement and as of the Closing Date, as follows:

     (a) Existence and Authorization. Working Interest Owner and is limited liability company duly organized, validly existing and in good standing under the Laws of the State of Texas. Working Interest Owner has the right, power, authority, and qualifications necessary to conduct its business and own its properties (including, as applicable, the Subject Interests and the Related Assets) in such State, to execute and deliver the Closing Documents to which it is a party, to perform all of its obligations under the same, and to convey to Royalty Owner the Production Payment. Working Interest Owner is not a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code (i.e., Working Interest Owner is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Internal Revenue Code and any regulations promulgated thereunder).

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     (b) No  Conflicts.  The  execution,  delivery  and  performance  by Working
Interest Owner of the Closing Documents to which it is a party (including Working Interest Owner's application of the Purchase Price as provided in
Section 3.2) are within the limited liability company power of Working Interest Owner, have been duly authorized by all necessary action on the part of Working Interest Owner and its members and managers, as applicable, and do not and will not (i) violate any provision of Working Interest Owner's charter documents or other governing documents, (ii) violate any provision of Law or any order, writ, judgment, decree or determination currently in effect having applicability to Working Interest Owner, (iii) result in a breach of or constitute a default under any Lease, any agreement binding or affecting the Subject Interests (or Working Interest Owner with respect to the Subject Interests), any indenture, bank loan, credit agreement or farmout agreement, program agreement, area of mutual interest agreement, unit agreement or operating agreement, or any other agreement or instrument to which Working Interest Owner is a party or by which Working Interest Owner or Working Interest Owner's properties may be currently bound or affected, (iv) cause Working Interest Owner to become obligated to (or obligated to offer to) prepay, redeem or purchase any indebtedness, or (v) except as set forth in Section 3.1(b) of the Disclosure Schedule and other than pursuant to the Mortgage, result in or require the creation or imposition of any mortgage, lien, pledge, security interest, charge or other encumbrance upon or of any of the properties or assets of Working Interest Owner (including the Subject Interests). Working Interest Owner is not in default under any order, writ, judgment, decree, determination, indenture, agreement or instrument in any manner that now or in the future could adversely affect the ability of Working Interest Owner to perform Working Interest Owner's obligations under this Agreement or the Closing Documents to which it is a party, and all consents or approvals under such indentures, agreements and instruments necessary to permit the valid execution, delivery, and performance by Working Interest Owner of the Closing Documents to which it is a party and the conveyance of the Production Payment to Royalty Owner have been obtained.

     (c) Consents, Preferential Rights and Required Notices. Except as disclosed in Section 3.1(c) of the Disclosure Schedule, all consents and waivers of preferential purchase or other rights necessary to permit the valid conveyance to Royalty Owner of the Production Payment and execution and delivery of this Agreement and the Closing Documents have been obtained. All advance notifications (if any) to third parties of the transactions contemplated herein and in the Closing Documents necessary to permit the valid conveyance to Royalty Owner of the Production Payment and execution and delivery of this Agreement and the Closing Documents have been or will be, prior to the Closing Date, timely and properly given.

     (d) Financial Statements; No Material Adverse Changes. Working Interest Owner has heretofore delivered to Royalty Owner true, correct and complete copies of the Parent's most recent audited annual financial statements (dated as of July 31, 2011), the Parent's most recent unaudited annual financial statements (dated July 31, 2013) and the Parent's most recent unaudited quarterly financial statements (dated as of April 30, 2014). Such financial statements were prepared in accordance with generally accepted accounting principles, consistently applied, and fairly represent the consolidated

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financial  position of Parent and its  subsidiaries  as of the dates thereof and their consolidated results of operations and consolidated cash flows for the periods indicated therein (subject, in the case of such unaudited financial statements, to normal year-end adjustments and the absence of footnotes). Except for matters described in Section 3.1(d) of the Disclosure Schedule, since the date of the most recent audited balance sheet contained in such financial statements, no material adverse change has occurred to the consolidated financial condition of Parent and its subsidiaries or to their consolidated operations, cash flows, properties or prospects.

     (e) Governmental Approvals. Except for approvals by governmental authorities that are customarily obtained after closing and listed in Section 3.1(e) of the Disclosure Schedule, (i) Working Interest Owner has obtained all authorizations, consents, approvals, licenses and exemptions of, and has made all filings and registrations with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that are necessary for the valid execution and delivery by Working Interest Owner of the Closing Documents to which it is a party, and (ii) Working Interest Owner has obtained all such authorizations, consents, approvals, licenses and exemptions, and has made all such filings or registrations, that are currently required for the performance of its obligations under this Agreement and the Closing Documents to which it is a party.

     (f) Enforceability. This Agreement has been duly executed and delivered by Working Interest Owner, and as of the Closing Date each of the Closing Documents will have been duly executed and delivered by Working Interest Owner. This Agreement constitutes, and as of the Closing Date each of the Closing Documents will constitute, the legal, valid and binding acts and obligations of Working Interest Owner, enforceable in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and other Laws affecting creditors' rights generally and to general principles of equity.

     (g) Effective Conveyance of Property Interest. Upon due execution and delivery by Working Interest Owner of the Conveyance, (i) the Conveyance will constitute the legal, valid and binding conveyance of the Production Payment out of the Subject Interests, and (ii) the Production Payment will constitute an interest in real property owned by Royalty Owner (and not by Working Interest Owner) and will constitute a "production payment" as defined in Section 101(42A) of the Bankruptcy Code, and referred to in Section 541(b)(4)(B) of the Bankruptcy Code. Neither the Conveyance nor any Subject Interest constitutes, or will constitute, an executory contract or unexpired lease within the meaning of
Section 365 of the United States Bankruptcy Code.

     (h)  Full  Disclosure.  The  information,   memoranda,  exhibits,  reports,
financial statements and other data furnished by or on behalf of Working Interest Owner to Royalty Owner and its Affiliates in connection with the transactions described herein, including the data supplied by or on behalf of Working Interest Owner to the Initial Engineers for use in evaluating the data supplied by Working Interest Owner to Royalty Owner, do not contain any untrue statement of a material fact or omit to state any material fact that is necessary in order to make the statements therein, in light of the circumstances

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under which such statements were made, not misleading. There is no fact that has not been disclosed to Royalty Owner that could reasonably be expected to adversely affect the value of the Production Payment or adversely affect the value of the Subject Interests. Except as listed in Section 3.1(h) of the Disclosure Schedule, there are no reserves in the data supplied by Working Interest Owner to Royalty Owner's reserve engineers that are attributable to properties and interests other than the Subject Interests. Except for (i) production from the Subject Wells in the ordinary course of business, (ii) matters listed in Section 3.1(h) of the Disclosure Schedule, and (iii) changes in the general market prices of oil and natural gas, no material adverse change in the condition of or remaining recoverable proved reserves attributable to the existing Subject Wells or the Subject Interests has occurred since April 30, 2014. The actions of Working Interest Owner in furnishing information to Royalty Owner in connection with the transactions described herein do not and will not violate any duty owed by Working Interest Owner to any Person to which such information relates or any obligation of Working Interest Owner under any existing agreement, document, or instrument.

     (i) Title. Working Interest Owner owns Good and Defensible Title to each of the Subject Interests and the other Related Assets, free and clear of any encumbrances, liens or security interests (other than Permitted Encumbrances).

     (j) Taxes. All Taxes imposed or assessed with respect to or measured by or charged against or attributable to the Subject Interests, the Subject Hydrocarbons and the Related Assets have been duly paid (including all property and ad valorem taxes for 2013 and earlier years), except for those not yet due and payable or being contested in good faith by appropriate proceedings. Working Interest Owner has filed all Tax returns required to be filed and such returns comply with applicable Laws. Except as may be disclosed in Section 3.01(j) of the Disclosure Schedule, no taxing authority is asserting that Working Interest Owner is liable for past due taxes.

     (k) No Tax Partnership or Other Joint Venture. No Subject Interest is held by, or for any purpose treated as held by, any tax partnership (i.e., any entity, organization or group deemed to be a partnership within the meaning of section 761 of the Internal Revenue Code, after giving effect to any applicable elections and exclusions) or any other partnership or joint venture.

     (l) Status of Leases and Wells. The Leases are in full force and effect, and Working Interest Owner has complied with all of the terms of the Leases and all governmental orders or directives applicable to Working Interest Owner or to the Subject Interests. All rents, royalties and other payments due or payable with respect to the Leases have been paid in a timely manner, and all liabilities of any kind or nature incurred with respect to the Leases have been paid and performed before becoming delinquent. Working Interest Owner is not in default (and has not received any notice of default or claimed default) with respect to any Subject Interest or any Lease or any part thereof. All wells, facilities and equipment which constitute part of the Related Assets are in good repair and working condition (other than wells designated for plugging and abandonment and equipment related thereto) and have been installed and

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maintained  in  accordance  with  good  industry  standards  and all  applicable statutes, rules, regulations, orders, permits or licenses of any governmental authority, agency or court. No well comprising part of the Subject Interests is or was subject to any penalty on allowables after the effective date of the Conveyance because of any over-production (or any other judgments, orders or decrees of any court or governmental authority or agency) which would (or did) prevent such well from being entitled to its full legal and regular allowable (as prescribed by any governmental authority, agency or court) from and after such effective date. If a tract or tracts of land are listed on the Property Exhibit to the Conveyance with respect to a Subject Well, such Subject Well is located on such tract or tracts of land. If the Subject Interests pertaining to a Subject Well are limited in the Conveyance to specified depths or formations, such Subject Well is producing only from such specified depths or formations, and all of such specified depths or formations are included within the Subject Interests that pertain to such Subject Well. None of the reserves which comprise Production Payment Hydrocarbons are being produced from any wells other than the Subject Wells listed on the Property Exhibit, and if the Subject Interests pertaining to a Subject Well are limited on the Property Exhibit to particular depths or formations, all of such reserves pertaining to such Subject Well are located within such depths or formations.

     (m) Commitments; Contracts. Except as set forth in Section 3.1(m) of the Disclosure Schedule:

     (i) no third party has any right to purchase any Subject Hydrocarbons (including any call, right of first refusal or preferential right to purchase) that does not terminate within one month or is not terminable by Working Interest Owner without penalty on notice of one month or less;

     (ii) neither the Subject Interests nor the Hydrocarbons attributable thereto are subject, committed, or dedicated to any joint operating agreement, unit operating agreement, or area of mutual interest agreement; and

     (iii) neither the Subject Interests nor the Hydrocarbons attributable thereto are subject, committed, or dedicated to any Subject Contract that will or could reasonably be expected to (A) reduce the percentage share of the Hydrocarbons produced from or allocated to any Subject Interest below the Warranted Net Revenue Interest for such Subject Interest, (B) cause Working
Interest Owner to be obligated to bear a percentage share of the cost of operation of such Subject Interest that is greater than the Warranted Working Interest Percentage for such Subject Interest (without a corresponding proportional increase in the associated Net Revenue Interest or a right to reimbursement from a non-paying joint interest owner), or (C) prevent or interfere with the ownership, exploration, development, operation, maintenance or use of any of the Subject Interests in accordance with prudent industry practices or in accordance with the manner in which such Subject Interest is currently being owned, explored, developed, operated, maintained or used.

     (n)  Take or Pay,  etc.  Except  as set  forth  in  Section  3.1(n)  of the
Disclosure Schedule, neither the Subject Interests nor the Hydrocarbons attributable thereto are subject to any contract, agreement or arrangement

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(including   advance  payment   agreements,   prepayments,   take-or-pay  makeup
obligations or otherwise) whereby the owner of the Hydrocarbons or any part thereof is not entitled to convey the Hydrocarbons or to market the Hydrocarbons and to obtain the full market price or value of the same. No Subject Interest is subject on the date hereof to any regulatory refund obligation and, to the best of Working Interest Owner's knowledge, no facts exist which might cause the same to be imposed.

     (o) Compliance with Laws. Except as set forth in Section 3.1(o) of the Disclosure Schedule, (i) the Subject Interests have been owned and operated, in accordance with all applicable Laws (including Environmental Laws) of all governmental authorities having or asserting jurisdiction relating to the ownership and operation of the Subject Interests, and Working Interest Owner and all other operators of the Subject Interests are in compliance in all respects with all licenses and permits required under any such Laws; (ii) Working
Interest Owner has taken all steps reasonably necessary to determine and has determined that no Hazardous Substance has been disposed of or otherwise released on or to the Subject Lands or produced on the Subject Lands and disposed of or released elsewhere, and the use which Working Interest Owner make and intend to make of the Subject Lands will not result in any such disposal or release; (iii) none of the Subject Interests is the subject of any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release of any Hazardous Substances into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Substances; (iv) Working Interest Owner has not and, to the knowledge of Working Interest Owner no other Person, has filed any notice under any applicable Law indicating that any Working Interest Owner is responsible for the improper release into the environment, or the improper storage or disposal, of any Hazardous Substances or that any Hazardous
Substances have been improperly released, or are improperly stored or disposed of, upon any of the Subject Lands; and (v) neither Working Interest Owner nor any Affiliate of a Working Interest Owner otherwise has any contingent liability under any Environmental Laws or in connection with the release into the environment, or the storage or disposal, of any Hazardous Substances.

     (p) No Casualties or Condemnation. Except as disclosed in Section 3.1(p) of the Disclosure Schedule, during the twelve months preceding the Closing Date no Casualty or Condemnation has occurred that, individually or in the aggregate, adversely affects any material portion of the Related Assets or the use or operation thereof, or adversely affects the ability of Working Interest Owner to perform its obligations under this Agreement or the Closing Documents to which it is a party. As used in this subsection, "Casualty or Condemnation" means (i) any fire, blowout, leak, explosion, accident, earthquake, act of public enemy or other casualty (whether above or below ground and regardless of whether covered by insurance) and (ii) any pending or threatened taking, in condemnation or under the right of eminent domain, of any Related Asset or portion thereof.

     (q) Litigation. Except as set forth in Section 3.1(q) of the Disclosure Schedule, there are no suits or proceedings pending or, to the knowledge of Working Interest Owner, threatened against or affecting Working Interest Owner or the Related Assets that involve (i) a dispute or claim concerning title to, operation of, or production from any of the Subject Interests, (ii) any actual or purported lien, security interest, charge or burden upon any of the Subject Interests or Subject Hydrocarbons, or (iii) any other claim which would affect a transferee of any of the Subject Interests or would adversely affect the value of the Production Payment. Except as set forth in Section 3.1(q) of the Disclosure Schedule, there are no suits or proceedings pending or, to the knowledge of Working Interest Owner, threatened against Working Interest Owner or the Related Assets that, if decided adversely to the interest of Working Interest Owner could adversely affect Working Interest Owner, any of the Related Assets or the rights of Royalty Owner under the Closing Documents. There are no bankruptcy, reorganization or similar proceedings pending, being contemplated by or, to the knowledge of Working Interest Owner, threatened against Working Interest Owner, and Working Interest Owner has not made a general assignment for the benefit of creditors.

     (r) No Broker's or Finder's Fees. Working Interest Owner has not incurred any obligation or liability (or taken any action) which might impose upon Royalty Owner or Royalty Owner's lenders or Affiliates any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of any of the matters provided for in this Agreement or the other Closing Documents.

     (s) Copies of Permitted Encumbrances and Listed Documents. Working Interest Owner has furnished to Royalty Owner true and complete copies of all of the joint operating agreements, unit agreements, and other agreements and instruments evidencing the Permitted Encumbrances that exist as of the Closing. Working Interest Owner has provided Royalty Owner with true and complete copies of all contracts and instruments referred to in the Disclosure Schedule.

     (t)  Solvency.  Upon the  execution,  delivery and  performance  by Working
Interest Owner of the Closing Documents to which it is a party (including Working Interest Owner's application of the Purchase Price as provided in
Section 3.2), Working Interest Owner is and will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, or insolvency or similar Laws). Working Interest Owner's capital is adequate for the businesses in which Working Interest Owner is engaged and intends to be engaged. Working Interest Owner has not incurred (whether hereby or otherwise), nor does Working Interest Owner intend to incur or believe that it will incur, debts which will be beyond its ability to pay as such debts mature. None of the Closing Documents and none of the transactions thereunder constitutes a fraudulent or voidable transfer or conveyance within the scope of Section 548 of the Bankruptcy Code or any other applicable Law pertaining to fraudulent or voidable transfers or conveyances.

     (u) No ERISA Liabilities. Working Interest Owner does not have any liabilities or obligations of any kind with respect to any employee benefit plan that is subject to Title IV of the Employee Retirement Income Security Act of 1974, as amended.

     (v) Employee Disputes. Except as set forth in Section 3.1(v) of the Disclosure Schedule, (i) neither the workers who operate the Related Assets nor any other employees of Working Interest Owner are presently carrying out, or threatening, any strike, slowdown, picketing or work stoppage, and (ii) within the last five years there have not been any strikes, work stoppages, slowdowns, lockouts or other material labor disputes involving any Working Interest Owner or any of its Affiliates or any of their respective employees, or the operation of the Related Assets.

     (w) Transmitting Utility. Working Interest Owner is not a "transmitting utility" as defined in Section 9.102(a)(81) of the Uniform Commercial Code presently in effect in the State of Texas.

     (x) Insurance. Working Interest Owner is carrying the insurance described on Schedule 3.7 to the Production and Marketing Agreement and is otherwise in compliance with Section 3.7 of the Production and Marketing Agreement.

     (y) No Reliance. Working Interest Owner (i) has made its own independent decision to enter into this Purchase and Sale Agreement, the other Production Payment Documents, and the transactions contemplated herein and therein and its own independent judgment as to whether such transactions are appropriate or proper for it, in each case, based upon its own judgment and upon advice from such advisers as it has deemed necessary, and in entering into such transactions is acting for its own account, (ii) is not relying on any communication (written or oral) of Royalty Owner, or of Royalty Owner's Affiliates, as investment advice or as a recommendation to enter into such transactions, it being understood that any information and explanations related to the terms and conditions of such transactions shall not be considered to be investment advice or a recommendation to enter into such transactions, (iii) is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of, such transactions and is also capable of assuming, and assumes, such risks, and (iv) acknowledges that Royalty Owner and Royalty Owner's Affiliates are not, and are not acting as, an adviser to Working Interest Owner in respect of such transactions with respect to legal, regulatory, accounting, taxation, financial or any other matters in any jurisdiction.

     Section 3.2 Use of Proceeds. Working Interest Owner warrants and agrees that it will use the Purchase Price to pay for its and Royalty Owner's out-of-pocket expenses and fees relating to the sale and purchase of the Production Payment and to the Closing Documents as further set forth herein, to provide for a portion of the purchase price for the Subject Interests located in Frio County, Texas, and for general corporate purposes.

                                  ARTICLE IV.
                        REPRESENTATIONS OF ROYALTY OWNER

     Section  4.1  Representations  of  Royalty  Owner.   Royalty  Owner  hereby
represents and warrants to Working Interest Owner as follows:

     (a) Royalty Owner is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Texas. The execution, delivery and performance of this Agreement and the transactions described herein have been duly and validly authorized by all necessary action on the part of Royalty Owner. Royalty Owner is a "United States person" within the meaning of Section 7701 of the Internal Revenue Code.

     (b) This Agreement has been, and as of the Closing the Closing Documents to which Royalty Owner is a signatory will have been, duly executed and delivered by or on behalf of Royalty Owner. This Agreement constitutes, and as of the Closing each of the Closing Documents to which Royalty Owner is a party will constitute, the legal, valid and binding obligations of Royalty Owner enforceable against Royalty Owner in accordance with its terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and other Laws affecting creditors' rights generally and to general principles of equity.

     (c) Royalty Owner is acquiring the Production Payment for its own account and not with any intention to transfer all or any part of the Production Payment to others in violation of the Securities Act of 1933, as amended.

                                   ARTICLE V.
                              CONDITIONS TO CLOSING

     Section 5.1 Conditions to Obligations of Working Interest Owner. The obligation of Working Interest Owner to proceed with the Closing is subject to the satisfaction, on or prior to the Closing Date, of all of the following conditions precedent, provided that any one or more of such conditions may be waived in whole or in part in writing by Working Interest Owner:

     (a) Royalty Owner shall have performed all covenants and agreements required to be performed by it hereunder at or prior to the Closing, and

     (b) Each of Royalty  Owner's  representations  and warranties  contained in
Article IV hereof shall be true and correct on and as of the Closing Date as if made on such date.

     Section 5.2 Conditions to Obligations of Royalty Owner. The obligation of Royalty Owner to proceed with the Closing is subject to the satisfaction on or prior to the Closing Date of all of the following conditions precedent, provided that any one or more of such conditions may be waived in whole or in part in writing by Royalty Owner:

     (a) Working Interest Owner shall have performed all covenants and agreements required to be performed by it hereunder at or prior to the Closing, and each of the representations and warranties contained in Article III hereof or in any of the other Closing Documents shall be true and correct on and as of the Closing Date as if made on such date.

     (b) The consummation of the Closing on the Closing Date shall not be prohibited by any applicable Law or any applicable order or decree of any federal or state court or agency having competent jurisdiction. No suit, action or other proceeding shall be pending (i) that could have any adverse effect on the Related Assets or the value of the Related Assets or any adverse effect on the value of the Production Payment, (ii) in which there is sought any remedy to restrain, enjoin or otherwise prevent the consummation of this Agreement or the transactions contemplated in connection herewith, or (iii) in which any allegation is made that this Agreement or any of the transactions contemplated hereby is in violation of any Lease, indenture, bank loan, credit agreement, farmout agreement, program agreement, unit agreement, operating agreement, or other agreement or instrument to which Working Interest Owner is a party or by which Working Interest Owner or Working Interest Owner's properties may be currently bound or affected.

     (c) The sellers under the Ricochet PSA Agreement shall have assigned to the Working Interest Owner the Subject Interests in Frio County, Texas, and the transactions contemplated by the Ricochet PSA shall be closed concurrently with the transactions contemplated by this Agreement.

     (d) Royalty Owner shall have received copies of (i) all of the documents and instruments referred to in the Disclosure Schedule hereto, (ii) all consents, waivers of preferential purchase rights, and advance notices that are referred to in Section 3.1(c), (iii) all operating agreements and other agreements and instruments relating to Permitted Encumbrances that are referred to in Section 3.1(s), and (iv) any other Subject Contracts requested by Royalty Owner; and all of the foregoing shall be in full force and effect.

     (e) Royalty Owner, in Royalty Owner's sole discretion, shall be satisfied with the results of any engineering, environmental or other review of the Related Assets that it chooses to undertake, any due diligence investigation with respect to the matters addressed by Working Interest Owner's representations and warranties in the Production Payment Documents, and with all legal matters related to the transactions contemplated in the Production Payment Documents, including the status of the consents and amendments obtained by Royalty Owner with respect to Working Interest Owner's loan agreements, mortgages and indentures.

     (f) Royalty Owner shall have received title opinions, in form and substance reasonably acceptable to it, landman reports or other title information with respect to title to the Subject Interests as may be requested by Royalty Owner.

     (g) Royalty Owner shall have received certificates from the applicable public officials of the State of Texas showing that Working Interest Owner is organized, validly existing and in good standing under the Laws of such state.

     (h) Royalty Owner shall have received insurance certificates establishing that Working Interest Owner is in compliance with the requirements of Section
3.7 of the Production and Marketing Agreement.

     (i) Royalty Owner shall have received a Certification of Non-Foreign Status from Working Interest Owner, substantially in the form attached as Exhibit A hereto.

     (j) Working Interest Owner shall have paid, or reimbursed Royalty Owner, for the out-of-pocket costs and expenses incurred by Royalty Owner in connection with its retention of legal counsel and environmental, engineering and other professionals to assist with its due diligence investigation of the Subject Interests and the negotiation and preparation of the Transaction Documents.

     (k) The transactions contemplated by the Credit Agreement, dated as of the date hereof, among the Working Interest Owner, the Parent, the lenders party thereto, and Petro Capital Energy Credit, LLC, as administrative agent for such lenders, shall have closed concurrently with the transactions contemplated by this Agreement.

                                  ARTICLE VI.
                                    CLOSING

     Section 6.1 Place of Closing. The Closing will occur at 9:00 a.m. (Dallas, Texas, Time) at the offices of Condon Thornton Sladek Harrell PLLC in Dallas, Texas, on July 28, 2014, or at such other place and time as Working Interest Owner and Royalty Owner may specify.

     Section 6.2 Closing Documents. At or before the Closing the following instruments shall be duly executed and acknowledged, as applicable, and delivered, each in form and substance satisfactory to Royalty Owner in its sole discretion and in such numbers of counterparts as may be requested by either
Party:

     (a) Counterparts of the Conveyance, executed by Royalty Owner and Working Interest Owner.

     (b) Counterparts of the (i) Production and Marketing Agreement, executed by Royalty Owner and Working Interest Owner and (ii) the Parent Guaranty Agreement executed by the Parent.

     (c) Counterparts of the Mortgage, executed by Working Interest Owner.

     (d) Legal opinions to Royalty Owner, in form and substance satisfactory to Royalty Owner, from Stewart & Bonnet, LLP, special counsel for Working Interest Owner, and Lionel Sawyer & Collins, special counsel for the Parent, as set out on Exhibits B-1 and B-2 hereto (with such additional assumptions and qualifications as may be acceptable to Royalty Owner).

     (e) A certificate of a senior executive officer of Working Interest Owner given to Royalty Owner, dated as of the Closing Date, certifying (to the best of his knowledge, after due inquiry) as to the matters specified in Section 5.2(a) and (b).

     (f) Certificates of a senior executive officer of Working Interest Owner, given to Royalty Owner, containing the names and signatures of the officers of Working Interest Owner authorized to execute the Closing Documents to which Working Interest Owner is a party and certifying to the truth, correctness and completeness of the following exhibits attached thereto: (i) a copy of resolutions or written consents duly adopted by the Board of Directors, members or managers, as applicable, of Working Interest Owner and in full force and effect at the Closing Date, authorizing the execution of the Closing Documents to which Working Interest Owner is a party and the consummation of the transactions contemplated therein, and (ii) a copy of the charter documents of such company and all amendments thereto, certified, as applicable, by the appropriate official of the appropriate state of organization.

     (g) Certificates of a senior executive officer of Parent, given to Royalty Owner, containing the names and signatures of the officers of Parent authorized to execute the Closing Documents to which Parent is a party and certifying to the truth, correctness and completeness of the following exhibits attached thereto: (i) a copy of resolutions or written consents duly adopted by the Board of Directors, members or managers, as applicable, of Parent and in full force and effect at the Closing Date, authorizing the execution of the Closing Documents to which Parent is a party and the consummation of the transactions contemplated therein, and (ii) a copy of the charter documents of such company and all amendments thereto, certified, as applicable, by the appropriate official of the appropriate state of organization.

     (h) Such other documents as Royalty Owner may reasonably specify to effectuate the conveyance of the Production Payment to Royalty Owner and the other transactions contemplated herein and in the other Closing Documents.

     Section 6.3 Preclosing and Funding. The Conveyance and the Mortgage will be executed prior to the Closing and shall be delivered to Royalty Owner contemporaneously with the funding described below and recorded promptly thereafter. After receipt of such documents and the other items described in Sections 5.2 and 6.2, the Closing will be completed as follows:

     (a) Working Interest Owner will irrevocably authorize, and Working Interest Owner does hereby irrevocably authorize, Royalty Owner to accept delivery of the Conveyance and the Mortgage concurrently with Royalty Owner's sending of the wire transfer described in Schedule 6.3 and to file such instruments for record thereafter, and Royalty Owner will pay the Purchase Price to Working Interest Owner by wire transfer of immediately available funds in the amounts and to the accounts set out on Schedule 6.3.

     (b) The Parties will take such other actions and make such other deliveries of documents as Royalty Owner deems necessary or appropriate to effectuate the conveyance of the Production Payment to Royalty Owner and the other transactions contemplated herein and in the other Closing Documents.

     (c) Concurrently with the Closing, Royalty Owner or its Affiliates may execute such commodity price hedges, interest rate hedges, or other derivative transactions as Royalty Owner deems appropriate in connection with the Production Payment, the marketing of the Production Payment Hydrocarbons and the calculation of the final Purchase Price.

                                  ARTICLE VII.
                                 MISCELLANEOUS

     Section 7.1 Announcements; Confidentiality; Patriot Act. (a) Each Party covenants and agrees with the other that, subject to applicable Law, each Party will promptly advise and consult with the other and obtain the other's written consent before issuing any press release or other public announcement with respect to this Agreement or the transactions described herein; provided, however, that if either Party believes that such release or announcement is required by applicable Laws or by a court or agency having jurisdiction, such Party may make such release or announcement after it has used its reasonable efforts to give the other Party written notice thereof, has provided the text of such release or announcement to the other Party, and has permitted the other Party reasonable opportunity to review and comment upon such release or announcement. Each Party will hold in confidence this Agreement, the other Production Payment Documents (except to the extent recorded in public records), and any confidential information it has obtained from another Party, provided that disclosure thereof is permitted: (i) to the lenders, hedge providers and investors of any Party or any partner or member of any such Party and to the Affiliates of any such Party, lender, hedge provider, investor, partner or member, (ii) to the officers, employees, agents, consultants, auditors and attorneys of any Party or any Person described in the preceding clause (i),
(iii) in the course of any arbitration, trial, or other legal proceeding between any of the Parties or any partner or member of any such Party, their lenders, hedge providers or investors, or the Affiliates of any such Party, partner, member, lender, hedge provider, or investor, (iv) to the extent legally required to be disclosed or otherwise subject to legal, judicial, arbitral, regulatory or self-regulatory requests for information or documents, and (v) in connection with any assignment or potential assignment of such Party's, partner's, member's, lender's, hedge provider's or investor's rights (provided that each such assignee or potential assignee is made aware that such information is required to be held in confidence).

     (b) Each Party notifies the other Party that, to the extent the notifying Party is subject to the USA PATRIOT Act (Title III of Pub. L. 107-56), such notifying Party is required to obtain, verify and record information that identifies the other Party, including the other Party's name and address and other information that will allow such the notifying Party to identify the other Party in accordance with such Act.

     Section 7.2 Survival. The representations, warranties, covenants, agreements and indemnities in this Agreement and the Closing Documents and other Production Payment Documents will survive the Closing and the consummation of the transactions described herein and therein.

     Section 7.3 Expenses. Working Interest Owner will from time to time, promptly on demand, reimburse Royalty Owner for its expenses incurred in connection with pursuing the transactions contemplated herein, including all of Royalty Owner's legal and title fees and expenses, engineering fees and expenses, environmental audit fees and expenses and other professional fees and expenses incurred by Royalty Owner or its Affiliates in connection with due diligence review and the preparation, review, negotiation or delivery of all documents for such transactions (whether or not any such documents are executed), including any term sheet or mandate or commitment letter, this Agreement, the Closing Documents, the other Production Payment Documents, and any and all proposed supplements, amendments or waivers from time to time prepared with respect to this Agreement, the Closing Documents, the other Production Payment Documents, and the transactions contemplated herein and therein. WORKING INTEREST OWNER SHALL INDEMNIFY AND HOLD HARMLESS ROYALTY OWNER FROM AND AGAINST ANY AND ALL LIABILITY FOR ANY BROKERS' OR FINDERS' FEES ARISING WITH RESPECT TO BROKERS OR FINDERS RETAINED OR ENGAGED BY WORKING INTEREST OWNER OR WORKING INTEREST OWNER'S AFFILIATES IN RESPECT OF THE TRANSACTIONS DESCRIBED HEREIN AND THEREIN. In the event that the Closing does not occur Working Interest Owner shall promptly reimburse Royalty Owner for any loss or expense resulting from reversing or terminating any commodity price hedge, interest rate hedge, or other derivative transactions described at the end of Section 6.3.

     Section 7.4 Notices. All notices, requests, demands, instructions and other communications required or permitted to be given hereunder or under the other Production Payment Documents must be in writing and must be delivered personally, mailed by certified mail, postage prepaid and return receipt requested, sent by telecopier, or sent by email confirmed by another writing, to the Parties as follows:

To Royalty Owner, addressed to:         To Working Interest Owner, addressed to:
------------------------------          ----------------------------------------

PCEC Sub 1, LLC                         Baron Production LLC
3710 Rawlins Street, Suite 1000         300 S CM Allen Pkwy, Suite 400
Dallas, Texas 75219                     San Marcos, Texas 78666
Attention: Rosser C. Newton             Attention: Chief Financial Officer
Fax No.: (214) 661-7760                 Fax No.: (512) 392-5775
Phone No.: (214) 661-7761               Phone No.: (512) 392-7238

with a copy to:                         with a copy to:

Condon Thornton Sladek Harrell PLLC     Corporate Legal, LLC
8080 Park Lane, Suite 700               12354 E. Caley Ave. Suite 201
Dallas, Texas 75231                     Centennial, CO 80111
Attention: Mark Knowles                 Attention: Gordon Dihle
Fax No.:  (214) 691-6311                Fax No.: (303) 974-5587
Phone No.:  (214) 691-6316              Phone No.: (720) 458-4123

Each Party may designate for itself a new or different address by written notice to the other. In addition, a copy of all notices, requests, demands, instructions and other communications given under this Section will be provided to any mortgagee of the Production Payment that is from time to time designated by Royalty Owner or that from time to time requests such copies from Working Interest Owner. All notices given by personal delivery or mail will be effective on the date of actual receipt at the appropriate address. Notice given by telecopier or email will be effective upon actual receipt if received during recipient's normal business hours or at the beginning of the next Business Day after receipt if received after the recipient's normal business hours.

     Section 7.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 7.6 Successors and Assigns. This Agreement will be binding upon the Parties hereto and their respective successors and assigns and, subject to the restrictions set forth in Section 1.8 of the Conveyance, shall inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing contained herein or in the other Production Payment Documents will in any way limit or restrict the right of Royalty Owner, or Royalty Owner's successors and assigns, to transfer, assign or pledge their respective rights or obligations hereunder and under the other Production Payment Documents, in whole or in part. Working Interest Owner will not transfer, assign or pledge its rights or obligations hereunder or under the other Production Payment Documents without the prior written consent of Royalty Owner.

     Section 7.7 Entire Agreement; Amendments; Waivers. This Agreement and the other Closing Documents and Production Payment Documents constitute the entire agreement between the Parties with respect to the transactions described herein and supersede all prior negotiations, discussions, agreements and understandings, whether oral or written, relating to such subject matter. This Agreement may not be amended or modified, and no rights hereunder may be waived, except by a written document signed by the Party to be charged with such amendment, modification or waiver. Provisions of this Agreement that refer to any consent, approval, amendment or waiver by either Party require such consent, approval, amendment or waiver to be in writing. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provisions hereof (whether or not similar) nor will such waiver constitute a continuing waiver unless otherwise expressly provided. Each Party acknowledges that it has read and understands the terms of this Agreement and the other Production Payment Documents and has had the opportunity to consult with legal, tax and accounting counsel and advisers of its choice concerning the meaning and effect hereof and thereof. No Party has relied upon any other Party or its counsel or advisers with respect to the meaning or effect of any such agreement or instrument.

     THIS WRITTEN AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEENTHE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 7.8 Counterparts. This Agreement may be executed by Royalty Owner and Working Interest Owner in any number of counterparts, each of which shall be deemed an original instrument and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 7.9 WAIVER OF JURY TRIAL AND OF PUNITIVE DAMAGES. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BYAPPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER PRODUCTION PAYMENT DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY "SPECIAL DAMAGES" (AS DEFINED BELOW), (C) CERTIFIES THAT NO OTHER PARTY AND NO REPRESENTATIVE OR AGENT OR COUNSEL OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH OTHER PARTY WOULD NOT,

IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCEDTO ENTER INTO THIS AGREEMENT, THE OTHER PRODUCTION PAYMENT DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" MEANS ALL CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED) BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY.

     Section 7.10 CONSENT TO JURISDICTION. ANY LEGAL PROCEEDING ARISING OUT OF OR IN ANY WAY RELATED TO ANY OF THE PRODUCTION PAYMENT DOCUMENTS WILL BE BROUGHT AND LITIGATED EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, TO THE EXTENT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE IN THE STATE COURTS SITTING IN DALLAS, TEXAS, AND EACH PARTY AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING RELATING TO ANY OF THE PRODUCTION PAYMENT DOCUMENTS BY ANY MEANS ALLOWED UNDER TEXAS OR FEDERAL LAW, PROVIDED THAT LEGAL PROCEEDINGS TO ENFORCE ANY LIEN OR SECURITY INTEREST GRANTED UNDER ANY PRODUCTION PAYMENT DOCUMENT MAY BE BROUGHT IN ANY COURT HAVING JURISDICTION OVER SUCH PROCEEDINGS. THE PARTIES HEREBY WAIVE AND AGREE NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, THAT ANY SUCH PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREE TO A TRANSFER OFANY SUCH PROCEEDING TO THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, TO THE EXTENT THAT IT HAS SUBJECT MATTER JURISDICTION, AND OTHERWISE TO A STATE COURT IN DALLAS, TEXAS. IN FURTHERANCE THEREOF, EACH PARTY HEREBY ACKNOWLEDGES AND AGREES THAT IT WILL BE NEITHER INCONVENIENT NOR UNFAIR TO LITIGATE OR OTHERWISE RESOLVE ANY DISPUTES OR CLAIMS IN ANY SUCH COURT.


                            [SIGNATURES ON NEXT PAGE]

     IN WITNESS OF THE FOREGOING, Working Interest Owner and Royalty Owner have each duly executed and delivered this Agreement.

WORKING INTEREST OWNER:

BARON PRODUCTION LLC

By:
     --------------------------------------------
Name:
     --------------------------------------------
Title:
     --------------------------------------------

ROYALTY OWNER:

PCEC SUB 1, LLC


By:
   --------------------------------------------
   Rosser C. Newton
   Vice President

                                    EXHIBIT A
                       CERTIFICATION OF NON-FOREIGN STATUS

                       CERTIFICATION OF NON-FOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign corporation, foreign partnership, foreign trust or foreign estate. To inform
PCEC SUB 1, LLC, a Texas limited liability company ("TRANSFEREE"), that withholding of tax is not required upon the disposition of a U.S. real property interest owned by Baron Production LLC, a Texas limited liability company ("TRANSFEROR"), the undersigned hereby certifies the following on behalf of
Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the United States Internal Revenue Code and the Regulations thereunder);

     2. Transferor's tax identification number is ; and

     3. Transferor's address is 300 S. CM Allen Pkwy, Suite 400, San Marcos, Texas 78666..

     The undersigned understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury, the undersigned declares that it has full authority to execute this certification on behalf of Transferor and that it has examined this certification and to the best of its knowledge and belief it is true, correct and complete.

     DATED this 28th day of July, 2014.


                            [SIGNATURE PAGE FOLLOWS]

                            BARON PRODUCTION LLC

                            By:
                               --------------------------------------------
                            Name:
                                 ------------------------------------------
                            Title:
                                  -----------------------------------------

                                   EXHIBIT B-1
                 FORM OF LEGAL OPINION OF STEWART & BONNETT, LLP

                                EXHIBIT B-2
                     FORM OF LEGAL OPINION OF LIONEL SAWYER & COLLINS

                                  SCHEDULE 3.1
                                       TO
                           PURCHASE AND SALE AGREEMENT
                               DISCLOSURE SCHEDULE

Section 3.1(b) Conflicts: None

Section 3.1(c) Consents, Preferential Rights and Required Notices: None

Section 3.1(d) Material Adverse Changes: None

Section 3.1(e) Governmental Approvals: None

Section 3.1(h) Full Disclosure: None

Section 3.1(j) Tax Disclosures: None

Section 3.1(n) Take or Pay, etc.: None

Section 3.1(o) Compliance with Laws: None

Section 3.1(p) No Casualties or Condemnation: None

Section 3.1(q) Litigation:: None

Section 3.1(v) Employee Disputes: None

                                  SCHEDULE 6.3
                                       TO
                           PURCHASE AND SALE AGREEMENT
                                WIRE INSTRUCTIONS

In accordance the Disbursement Letter, dated the date hereof, among the Working Interest Owner, the Royalty Owner, the Parent, and Petro Capital Energy Credit, LLC, as Administrative Agent.